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                           COLUMBIA FUNDS SERIES TRUST
                        COLUMBIA ASSET ALLOCATION FUND II
                          COLUMBIA SHORT TERM BOND FUND
                         COLUMBIA TOTAL RETURN BOND FUND
                                  (THE "FUNDS")

                       SUPPLEMENT DATED FEBRUARY 17, 2006
                     TO PROSPECTUSES DATED NOVEMBER 1, 2005

      Effective immediately, the prospectuses for all share classes of the Funds are hereby supplemented as follows:

      1. By changing the description of each Fund's principal investment strategies to reflect the following:

               The Fund may participate in mortgage dollar rolls up to the amount of allowable investments in mortgage-backed securities and limited to the Fund's current position in mortgage-backed securities. The Fund may roll all, a portion, or none of the Fund's current position in mortgage-backed securities.

      2. By adding the following bullet point to the description of each Fund's principal investment risks:

               o MORTGAGE DOLLAR ROLLS - Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.


INT-47/106662-0206